UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Hartford Mutual Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 20, 2014	ADMIN 01-14

Proxy Statement Mailed to Shareholders of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund

A Special Meeting of Shareholders (the “Meeting”) of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund, and The Hartford Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”), each a series of The Hartford Mutual Funds, Inc. (the “Company”) will be held on April 4, 2014 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC (“HFMC”), 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.  Proxy statement packages were mailed to shareholders of record as of January 10, 2014.

Questions and Answers:

What Proposals will shareholders be asked to consider at the upcoming Meeting?

1.              The ratification and approval of the sub-advisory agreement between HFMC, the investment manager of the Funds, and Wellington Management Company, LLP (“Wellington Management”) (the “Agreement”) pursuant to which Wellington Management serves as the sub-adviser to the Funds and manages each Fund’s assets.

2.              The approval of the retention of fees paid and the payment of fees payable by Hartford Investment Financial Services, LLC, the Funds’ former investment manager, and HFMC (as applicable) to Wellington Management for its sub-advisory services to the Funds.

3.              The authorization of HFMC to select and contract with sub-advisers that are not affiliated with HFMC or the Funds (other than by reason of serving as a sub-adviser to one or more Hartford-sponsored mutual funds (the “Hartford Funds”)) and to materially amend investment sub-advisory agreements without obtaining shareholder approval.

4.              To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

How will approving Wellington Management as the sub-adviser benefit each Fund and its respective shareholders?

Wellington Management will continue to perform the same sub-advisory services under the Agreement that it has performed since it began serving as sub-adviser to the Funds in 2012. In addition, HFMC, as the Funds’ investment manager, will continue to be responsible for overseeing the sub-advisory services provided by Wellington Management. The portfolio managers managing your Fund are expected to continue to do so following the same investment goal and strategies currently in place.

Why are shareholders being asked to ratify and approve the sub-advisory agreement with Wellington Management?

The laws governing mutual funds require a fund to obtain shareholder approval before entering into a new advisory or sub-advisory agreement unless an exemption is available. At the time the Funds’ Board of Directors (the “Board”) approved the Agreement, HFMC believed, and informed the Board, that the Agreement did not require shareholder approval due to reliance on an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) permitting the Funds’ investment manager to select and contract with sub-advisers without shareholder approval. HFMC recently conducted a review of compliance with the conditions of the Order. The review raised a question whether the

FOR BROKER/DEALER AND INSTITUTIONAL INVESTOR USE ONLY — NOT FOR USE WITH THE GENERAL PUBLIC

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Funds’ sole initial shareholder consented to reliance on the Order, and indicated that the Funds’ reliance on the Order had not been consistently disclosed in the Funds’ prospectuses. In light of this, shareholders of the Funds are now being asked to ratify and approve the Agreement, as well as to approve the retention of fees paid and the payment of fees payable to Wellington Management for its sub-advisory services to the Funds, as discussed in the Proxy Statement.

Why are shareholders being asked to approve a proposal to permit HFMC to select and contract with sub-advisers without shareholder approval?

The Funds operate using a “manager of managers” structure whereby each Fund has an investment manager and a sub-adviser. The investment manager supervises the activities of the sub-adviser, which in turn performs the day-to-day investment management of the Funds. For other series of the Company, in order for HFMC to select and contract with an unaffiliated sub-adviser it is not necessary to obtain shareholder approval, and thus incur the expense of a shareholder meeting. The Order permits the Hartford-sponsored funds to select and contract with unaffiliated sub-advisers and to materially amend investment sub-advisory agreements without a shareholder vote, subject to the shareholders’ prior approval of the operation of the respective fund in this manner. To afford the flexibility provided by the Order to the Funds, HFMC is seeking shareholders’ approval of such an arrangement for the Funds. The Funds are expected to benefit from the Order by being able to act quickly and with less expense if the need arises to replace or hire a sub-adviser.

Will any Fund’s investment goal and principal investment strategies change if the Proposals are approved?

No. Each Fund’s respective investment goal and principal investment strategies will not change as a result of the approval of the Proposals.

Will the Proposals result in higher Fund expenses?

No. The Proposals will not increase any Fund’s expenses. Each Fund pays an advisory fee to HFMC, and HFMC is responsible for paying the sub-advisory fee to Wellington Management.

Who will pay the costs incurred in connection with the Meeting?

HFMC will pay all expenses relating to the Notice of Special Meeting of Shareholders and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

Does the Board of Directors recommend that shareholders approve the Proposals?

Yes. The Board recommends that you vote FOR the Proposals.

How can I vote?

You can vote:

• By mail: complete and return your proxy card in the pre-addressed postage-paid envelope.

• By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

• By internet: log on the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement before you vote.

When should I vote?

Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of Hartford Funds Management Group, Inc. (“Hartford”) and Broadridge Financial Solutions, Inc., a firm authorized by Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Where can I obtain additional information about this Proxy Statement?

For information about the proxy statement, please call toll-free 1-855-976-3324. To view or obtain a copy of the most recent annual or semi-annual report of the Funds, please go to www.hartfordfunds.com. To view the Proxy Statement, please go to www.proxyvote.com and enter the 12-digit Control Number located on your proxy card.

Please read the proxy statement because it contains important information.  The proxy statement is available at no charge on the SEC’s website at www.sec.gov and on www.proxyvote.com by entering the 12-digit Control Number located on your proxy card.  Copies of the Funds’ most recent annual and semi-annual reports are also available at no charge by visiting www.hartfordfunds.com.

All investments are subject to risks, including possible loss of principal.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in each Fund’s prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (retail) or 877-836-5854 (institutional). Investors should read them carefully before they invest.

Wellington Management Company, LLP is a SEC-registered investment adviser and an independent and unaffiliated sub-adviser to Hartford Funds.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY APRIL 4, 2014

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Hartford Funds

Recently, we sent you proxy material regarding the Special Meeting of Shareholders of The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Growth Allocation Fund (each a “Fund” and collectively, the “Funds”) that is scheduled for April 4, 2014 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled.

If you have any questions or would like to vote, please call the number listed below:

1- 855-976-3324

Your vote is important no matter the size of your Fund holdings. Please vote promptly so your vote can be received prior to the April 4, 2014 Special Meeting of Shareholders.

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit www.proxyvote.com, as noted on your proxy card, and enter the 12-digit control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by April 4, 2014.

Call the phone number above Monday – Friday, 9:30am – 9pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with the 12-digit control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

Nobo/Reg-HAAF

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY APRIL 4, 2014

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Hartford Funds

Recently, we sent you proxy material regarding the Special Meeting of Shareholders of The Hartford Balanced Allocation Fund, The Hartford Convervative Allocation Fund and The Hartford Growth Allocation Fund (each a “Fund” and collectively, the “Funds”) that is scheduled for  April 4, 2014 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pensylvania 19087. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your Fund holdings. Please vote promptly so your vote can be received prior to the April 4, 2014 Special Meeting of Shareholders.

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit www.proxyvote.com, as noted on your proxy card and enter the 12-digit control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so that it is received by April 4, 2014.	Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with the 12-digit control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

OBO - HAAF